BLACKROCK LIQUIDITY FUNDS

FedFund

(the “Fund”)

Supplement dated June 20, 2016 to the

Select Shares

Summary Prospectus of the Fund, dated February 29, 2016

Effective as of July 1, 2016, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to cap certain expenses of the Fund at a lower level. To achieve this expense cap, BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fees and Miscellaneous/Other Expenses, excluding certain expenses described in the prospectus, from exceeding a certain limit. Accordingly, effective as of July 1, 2016, the Fund’s summary prospectus is amended as follows:

Footnote 1 under the Annual Fund Operating Expenses table in the section of the summary prospectus entitled “Fund Overview—Key Facts About FedFund—Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 50, BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment manager, has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fees and Miscellaneous/Other Expenses from exceeding 0.17% of average daily net assets through February 28, 2018. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

SPR-LIQFFSEL-0616SUP